UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2010

ECLIPS ENERGY TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-25097	65-0783722
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Greene Street, Suite 403, New York, New York	10012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 851-6425

3900A 31st Street N., St. Petersburg, Florida 33714
(Former name or former address if changed since last report.)

Copies to:
Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On April 21, 2010, EClips Energy Technologies, Inc. (the “Company”) issued an aggregate of 12,000,000 restricted shares of the Company’s common stock to two persons for services.

The securities above were issued in reliance upon exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPS ENERGY TECHNOLOGIES, INC.

Dated: April 29, 2010

By: /s/ Gregory D. Cohen

Gregory D. Cohen
Chief Executive Officer